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Exhibit 10.21

AMENDMENT AGREEMENT

        This AMENDMENT AGREEMENT (this "Amendment") dated as of June 21, 2002 is being entered into by and among ACTIVISION PUBLISHING, INC., a Delaware corporation ("Activision"), ACTIVISION, INC., a Delaware corporation ("Activision Holdings"), ACTIVISION VALUE PUBLISHING, INC., a Minnesota corporation (formerly Head Games Publishing, Inc.) ("Value") and EXPERT SOFTWARE, INC. a Delaware corporation ("Expert"; each of Activision, Activision Holdings, Value and Expert, a "Borrower" and collectively, "Borrowers"), PNC BANK, NATIONAL ASSOCIATION, a national banking association, COMERICA BANK, LASALLE BANK NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION (each of the foregoing in its capacity as a lender being referred to individually as a "Lender" and collectively as the "Lenders"), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as issuing bank (in such capacity, the "Issuing Bank"), and as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

Recitals

        A.    Borrowers, Lenders, Issuing Bank, Administrative Agent and Collateral Agent are parties to, among other agreements, that certain Amended and Restated Credit Agreement dated as of May 7, 2001 (as such agreement is amended, supplemented or otherwise modified from time to time being referred to herein as the "Loan Agreement") and various other and related documents (which, together with the Loan Agreement are collectively referred to in the Loan Agreement as the "Loan Documents"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Loan Agreement.

        B.    Borrower has requested an interim extension of the Revolving Credit Maturity Date from June 21, 2002 to August 21, 2002.

        C.    Further, immediately prior to the effectiveness of this Amendment, Guaranty Business Credit Corporation has executed in favor of PNC Bank, National Association, an assignment and acceptance of its rights and duties as a lender hereunder.

        D.    The parties intend by this Amendment to amend the Loan Agreement, among other things, to provide for the interim extension and to reflect the change in the composition of the Lenders, each as noted above.

        NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND MUTUAL COVENANTS HEREIN CONTAINED AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

Agreement

        1.    Modification of Schedule 2.01 of Loan Agreement.    Schedule 2.01 of the Loan Agreement is hereby amended to read as such schedule is set forth on Exhibit A attached hereto.

        2.    Modification of Maturity Date.    The defined term "Revolving Credit Maturity Date" as set forth in Section 1.01 of the Loan Agreement is hereby amended to read as follows:

        "'Revolving Credit Maturity Date' shall mean August 21, 2002."

        3.    Modification to Notice Address.    Section 9.01(b) is hereby amended to read as follows:

  "(b) if to the Administrative Agent, to PNC Bank, National Association, 2 North Lake Ave., Suite 440, Pasadena, California 91101, Attention of Mr. Pete Martinez (Telecopy No. 626-432-4589), with a copy to PNC Bank, National Association, 2 North Lake Ave., Suite 440, Pasadena, California 91101, Attention of Ms. Sunnie Kim (Telecopy No. 626-432-4589); and"

        4.    Representations and Warranties.    Each Borrower represents and warrants to Lenders that, except as set forth in Schedule 1 attached hereto: (i) all representations and warranties set forth in the

Loan Agreement, as amended hereby, and the other Loan Documents are true and correct; (ii) at the date hereof no Event of Default and no event which, with notice or time or both, would constitute an Event of Default, has occurred and is continuing under any of the Loan Documents; and (iv) all information provided to Lenders by or on behalf of Borrowers on or prior to the date of this Amendment is true and correct in all material respects, and no representation or other statement made by any Borrower to any Lender contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to any Lender not misleading at the time made.

        5.    General Provisions.    This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein and in other documents being amended and executed concurrently herewith, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and the same are hereby ratified and confirmed. If any provision of this Amendment is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.

        6.    Conditions to Effectiveness.    Without limitation of the terms and conditions of the Loan Agreement, the following shall be deemed conditions precedent to the effectiveness of this Amendment:

        6.1    Executed Counterparts; Certified Resolutions.    Borrowers shall deliver to Lenders fully executed and authorized counterparts of this Amendment Agreement to Lenders together with certified corporate resolutions relating thereto that fully authorize the execution and delivery of this Amendment;

        6.2    Satisfactory Assignment and Acceptance.    Prior to the date hereof, Guaranty Business Credit Corporation shall have assigned its interests, rights and obligations under the Loan Documents to PNC Bank, National Association and shall have executed and delivered to PNC Bank, National Association an Assignment and Acceptance with respect thereto, all pursuant to Section 9.04 of the Loan Agreement and otherwise in accordance with the terms and provisions thereof;

        6.3    Delivery of Borrower Reaffirmation.    The borrower reaffirmation, in the form of Exhibit B attached hereto, shall be fully executed and delivered to the Lenders together with certified corporate resolutions for each party signatory thereto relating to the authorized execution and delivery of the foregoing agreement; and

        6.4    Delivery of Consent and Reaffirmation.    The parties to the consent and reaffirmation, in the form of Exhibit C attached hereto, shall be fully executed and delivered to the Lenders.

        7.    WAIVER OF JURY TRIAL; CONSEQUENTIAL DAMAGES.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7. Neither the Administrative Agent, the Collateral Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to any Borrowers or any other Loan Party for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ACTIVISION, INC., a Delaware corporation
By:	/s/ GEORGE ROSE
Name:	George Rose
Title:	Sr. Vice President & General Counsel
ACTIVISION PUBLISHING INC., a Delaware corporation
By:	/s/ GEORGE ROSE
Name:	George Rose
Title:	Sr. Vice President & General Counsel
EXPERT SOFTWARE, INC., a Delaware corporation
By:	/s/ GEORGE ROSE
Name:	George Rose
Title:	Sr. Vice President
ACTIVISION VALUE PUBLISHING, INC., a Delaware corporation
By:	/s/ GEORGE ROSE
Name:	George Rose
Title:	Sr. Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PNC BANK, NATIONAL ASSOCIATION Individually and as Administrative Agent, Collateral Agent and Issuing Bank,
By:	/s/ SUNNIE M. KIM
Name:	Sunnie M. Kim
Title:	Asst. Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMERICA BANK
By:	/s/ KEITH NICHOLS
Name:	Keith Nichols
Title:	Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ BRUCE DENBY
Name:	Bruce Denby
Title:	Group Senior Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION
By:

Name:
Title:

QuickLinks

  Exhibit 10.21
AMENDMENT AGREEMENT